SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Nile Capital Investment Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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Proposed maximum aggregate value of transaction:

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Total fee paid:

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Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Filing Party:

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Date Filed:

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852039.1

Nile Capital Investment Trust

116 Village Blvd, Suite 306

Princeton NJ 08540

(646) 367-2820

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [___ _], 2017

Dear Shareholders:

The Board of Trustees of Nile Capital Investment Trust (the "Trust"), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Nile Africa, Frontier and Emerging Fund (the "Fund"), to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [___ _], 2017 at 10:00 a.m., Eastern time.  The special meeting of the shareholders will be held for the following purposes:

Proposals		Recommendation of the Board of Trustees
1.

To approve a new management agreement between the Nile Capital Investment Trust, on behalf of the Nile Africa, Frontier and Emerging Fund, and Nile Capital Management, LLC, the Fund's current adviser, with respect to the Nile Africa, Frontier and Emerging Fund. No investment advisory fee increase is proposed.

FOR
2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [___ _], 2017 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [___ _], 2017.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed New Management Agreement) and Proxy Voting Ballot are available at www. [________].com.

By Order of the Board of Trustees

Andy Chen, Treasurer and Secretary

[___ _], 2017

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope.  You also may vote by telephone or via the Internet by following the instructions on the enclosed proxy card.  Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person.  For more information or assistance with voting, please call 1-[___]-[___]-[____].

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Nile Capital Investment Trust

with its principal offices at

116 Village Blvd, Suite 306

Princeton NJ 08540

(646) 367-2820

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be [___ _], 2017

at 10:00 a.m.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees" or the "Board of Trustees") of Nile Capital Investment Trust (the "Trust") on behalf of Nile Africa, Frontier and Emerging Fund (the "Fund") for use at a special meeting of shareholders of the Trust (the "Meeting") to be held at the offices of the Trust's administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [___ _], 2017 at 10:00 a.m., Eastern time.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [___ _], 2017.

Proposals
1.

To approve a new management agreement between the Nile Capital Investment Trust, on behalf of the Nile Africa, Frontier and Emerging Fund, and Nile Capital Management, LLC, the Fund's current adviser, with respect to the Nile Africa, Frontier and Emerging Fund. No investment advisory fee increase is proposed.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [___ _], 2017 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Fund's most recent semi-annual and annual reports, including financial statements and schedules, are available at no charge by calling 1-877-68-AFRICA (1-877-682-37422) or by visiting www.nilefunds.com.

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PROPOSAL I

TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN THE NILE CAPITAL INVESTMENT TRUST, ON BEHALF OF THE NILE AFRICA, FRONTIER AND EMERGING FUND, AND NILE CAPITAL MANAGEMENT, LLC, THE FUND'S CURRENT ADVISER, WITH RESPECT TO THE NILE AFRICA, FRONTIER AND EMERGING FUND

The primary purpose of this proposal is to enable the Fund's current adviser (Nile Capital Management, LLC ("NCM" or "Adviser") to continue to serve as the investment adviser to the Fund after a proposed change in control transaction that, for the reasons described below, will cause the current management agreement with Nile Capital Management, LLC (the "Current Management Agreement") to terminate.  To permit NCM to continue to advise the Fund after that termination, the Trustees are requesting that shareholders approve a new management agreement between NCM and the Trust with respect to the Fund (the "New Management Agreement").  NCM has served as the Fund's investment adviser since the Fund commenced operations.  Approval of the New Management Agreement will not result in any increase in the advisory fee rate paid by the Fund or its shareholders.  The terms of the New Management Agreement are substantially similar in all material respects to the terms of the Current Management Agreement, except for the dates of execution, effectiveness, and expiration.  The effective date of the New Management Agreement will be the date of the closing of the change in control transaction, as described and defined below.

Background and Information on Change in Control of the Adviser

The primary purpose of this proposal is to enable NCM to continue to serve as the investment adviser to the Fund.  Presently, 85% of the interests of NCM are held by Larry Seruma and 15% are held by Elizabeth Seruma. However, Mr. Seruma's interests are the only voting interests.  Ms. Seruma intends to sell her entire interest to Koramo Capital Management, LLC ("Koramo") and Mr. Seruma intends to sell to Koramo an interest representing 34% of NCM interests, but voting rights will not transfer to Koramo (the "Transaction").  Upon the closing of the Transaction, Koramo will have a 49% ownership interest in NCM, but 0% voting interest.  On or shortly after the closing of the Transaction, Nile Capital Management, LLC will be renamed Koramo Nile Capital Management, LLC.

Under the Investment Company Act of 1940, as amended, (the "1940 Act"), a transaction that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser to a third-party is presumed to constitute a "change in control" of the adviser.  The 1940 Act further states that a change in control of an adviser causes the adviser's management agreement to be "assigned," which results in the automatic termination of the agreement.  When the Transaction closes, a "change in control" of the Adviser for purposes of the 1940 Act will be deemed to have occurred, which will cause the "assignment" and resulting termination of the current management agreement.

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At a meeting on May 19, 2017 (the "Board Meeting"), the Board, including a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act ("Independent Trustees"), approved the New Management Agreement between the Trust and NCM with respect to the Fund, subject to shareholder approval.  The 1940 Act requires that investment advisory agreements such as the New Management Agreement be approved by a "vote of a majority of the outstanding securities" of a fund, as that phrase is defined in the 1940 Act.  Therefore, shareholders are being asked to approve the New Management Agreement with NCM.

Completion of the Transaction is subject to approval by Fund shareholders and other customary closing conditions. The Transaction is expected to close in the third or fourth quarter of 2017.

The Management Agreements

The Board, including a majority of the Independent Trustees, originally approved the Current Management Agreement at an in person meeting on March 8, 2010 and most-recently renewed the Current Management Agreement at an in person meeting on March 10, 2017.  The Current Management Agreement was approved by Larry Seruma, as sole shareholder of the Fund, on March 25, 2010.  Under the terms of the Current Management Agreement and the New Agreement, NCM is entitled to receive an annual fee from the Fund equal to 1.50% of the Fund's average daily net assets.  For the fiscal year ended March 31, 2017, the Adviser earned $270,911 in management fees, of which $77,870 was waived pursuant to an expense limitation agreement between NCM and the Fund.

For such compensation, NCM, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund's investment objectives, policies, and restrictions and such policies as the Trustees may determine.

The New Management Agreement:

1.

provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval;

2.

automatically terminates on assignment; and

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3.

may be terminated upon 60 days' notice by the Adviser, by the Board or by a vote of a majority of outstanding securities of the Fund.

The New Management Agreement and the Current Management Agreement, each provides that NCM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Management Agreement is attached as Exhibit A, the terms of which are substantially similar in all material respects to the terms of the Current Management Agreement, except for the dates of execution, effectiveness, and expiration.  You should read the New Management Agreement.  The description in this Proxy Statement of the New Management Agreement is only a summary.

In addition, the Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, for at least one year following the closing of the Transaction, to waive its management fees and to pay or absorb the ordinary annual operating expenses of the Fund (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund's ordinary annual operating expenses exceed 2.50%, 3.25% and 2.25% per annum of the Fund's average daily net assets attributable to the Fund's Class A, Class C, and Institutional Class shares, respectively.

Information Concerning NCM

NCM is a limited liability company organized under the laws of the State of Delaware and located at 116 Village Blvd., Suite 306, Princeton, New Jersey 08540. The names, titles, addresses and principal occupations of the principal executive officers of NCM are set forth below:

Name and Address*	Title:	Principal Occupation:
Larry Seruma	Managing Principal	Managing Principal
Yenan Chen	Chief Compliance Officer	Chief Compliance Officer

* The address of each director and principal executive officer is 116 Village Blvd., Suite 306, Princeton, New Jersey 08540.

NCM is deemed to be controlled by Larry Seruma through his ownership of 100% of the voting securities of NCM.

852039.1

Evaluation by the Board of Trustees

At an in-person meeting held on May 19, 2017, the Board, including a majority of the Independent Trustees, considered the approval of the New Management Agreement.  The Trustees re-considered their recent deliberations made on March 10, 2017 when they renewed the Current Management Agreement as well as deliberated upon updated and supplemental information.  In considering the approval of the New Management Agreement, the Trustees received materials specifically relating to the New Management Agreement.

The Trustees considered the following material factors during their deliberations:  (1) the nature, extent and quality of services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of services to be provided and the profits to be realized by the Adviser and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors.  The Trustees relied upon the advice of counsel and their own business judgment in determining the before-mentioned material factors to be considered in evaluating the New Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the New Management Agreement.

Nature, Extent and Quality of Services.  The Trustees discussed the extent of NCM's research capabilities, the quality of the firm's compliance infrastructure and the experience of its fund management personnel.  The Board members revisited their prior review of NCM's financial statements, noted that that the Adviser represented that there were no material changes in its financial condition and concluded that the Adviser is sufficiently well capitalized to meet its obligations to the Fund.  The Independent Trustees reconsidered and discussed, among other things, the Adviser's personnel's continuing expertise and leadership in African securities, specifically highlighting that they had been featured in many leading financial publications for their knowledge of the African and Frontier/Emerging markets.  The Independent Trustees noted the Adviser's compliance history and that they were pleased with the continuation of the Adviser's strong track record.  In all, the Trustees concluded that the Adviser has provided a level of service consistent with the Board's expectations.

Performance.  The Board noted that recent performance for the quarter ended April 30, 2017, has been below expectations as the Fund lagged the MSCI Emerging Markets Index by over 10%.  However, the Board noted that longer term performance remains acceptable as the Fund has outperformed the Morningstar Diversified Emerging Markets Category by approximately 0.7%, since inception.  The Trustees then recalled that for the periods ended December 31, 2016, the Fund returned 8.20% for one year, (7.28)% over three years, (5.12)% over five years and 3.27% since inception

852039.1

(April 2010).  The Board noted that the Fund outperformed the MSCI Emerging Markets Index for the three and five year and since-inception periods, but underperformed for the one year period. The Board noted that the Fund underperformed the MSCI Frontier Markets Index for the three year and five year periods, but outperformed for the one year and since-inception periods.  The Board noted that the Fund outperformed the Morningstar Diversified Emerging Markets Category for the five year and since-inception periods, but underperformed for the one and three year periods.  The Trustees then reviewed returns for the periods ended April 30, 2017, observing that the Fund returned 5.67% for one year, (8.51)% over three years, (0.38)% over five years and 2.73% since inception (April 2010).  The Board noted that the Fund lagged the MSCI Emerging Markets Index for the one, three, and five year periods while outperforming since-inception.  The Board further noted that the Fund lagged the MSCI Frontier Markets Index for the same range of periods.  The Board noted that the Fund outperformed the Morningstar Diversified Emerging Markets Category for the since-inception periods.  Additionally, the Board considered that for the 3-month period ended April 30, 2017, the Fund had a negative return while the MSCI indexes had positive returns.  The Board noted that while short and medium term performance has been below expectations it believes the Adviser’s long term focus shows that it can perform generally as intended and concluded that the Adviser has the potential to continue to deliver satisfactory returns for the shareholders over the long-term.

Fees and Expenses.  The Board noted the Adviser charges the Fund an advisory fee of 1.50% of the average net assets of the Fund.  The Board revisited its discussion of the Fund's advisory fee compared to the management fees of a select peer group of similarly managed funds and the Morningstar Diversified Emerging Markets Category, noting that the Fund's advisory fee was below the peer group average and within the range of reasonable fees of the Morningstar Category.  The Board, including the Independent Trustees, considered the net expense ratio for the Fund and the average expense ratio of the peer group, noting that the Fund's net expense ratio of 2.50% (for Class A shares) was higher than the peer group average, but noted that this was in part due to the Fund low asset levels compared to the funds in the peer group.  The Trustees noted that gross and net expenses for Class A, C and I shares were either below the average or within the range of corresponding shares in the Morningstar Category.  The Trustees noted that the Adviser represented that its fees and share class expenses continue to remain within the range of reasonable fees of the Morningstar Category.  The Trustees concluded that, in light of these factors, the advisory fee and expenses were not unreasonable.

Economies of Scale.  The Board, including the Independent Trustees, reconsidered whether economies of scale had been realized in connection with the Adviser's management of the Fund.  After discussion, it was the consensus of the Board that based on the current size of the Fund, economies of scale have not yet been realized, but the matter would be revisited in the future as the Fund grows.

Profitability.  The Board, including the Independent Trustees, considered any profits realized by the Adviser and whether the profit represents a fair entrepreneurial

852039.1

profit for the services NCM renders to the Fund. The Board discussed NCM's profitability from its relationship to the Fund, noting that the Adviser continues to realize no profit in connection with the advisory services it provides to the Fund. In addition, the Board observed the fact that, after marketing and distribution efforts, the Adviser continues to report a loss from its overall relationship with the Fund.  As such, the Trustees concluded the Adviser's level of profitability from its relationship as adviser to the Fund was not excessive.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that approving the Management Agreement is in the best interests of the Fund and its shareholders.

The Board, including the Independent Trustees, recommends that shareholders of the Fund vote "FOR" approval of the New Management Agreement.

852039.1

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a continuously offered, non-diversified, open-end management investment company organized as a Delaware statutory trust. The Trust's principal executive offices are located at 116 Village Blvd., Suite 306, Princeton New Jersey 08540. The Board supervises the business activities of the Fund.  Like other investment companies, the Fund retains various organizations to perform specialized services. The Trust currently retains NCM as the investment adviser for the Fund. Northern Lights Distributors, LLC, located at 17605 Wright Street, Suite 2, Omaha, NE 68130, serves as the Fund's principal underwriter and acts as the distributor of the Fund. Gemini Fund Services, LLC, located at 80 Arkay Dr., Suite 110, Hauppauge, NY 11788, serves as the administrator and accounting agent for the Fund.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted (i) for approval of the proposed New Management Agreement and (ii) at the discretion of the holder(s) of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of by a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were [___] shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.  There are no dissenters' rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Management Agreement. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.  For Proposal I, the presence at the

852039.1

Meeting of holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting (in person or by proxy) constitutes a quorum.

When a proxy is returned as an abstention or "broker non-vote" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against Proposal I.  In addition, under the rules of the New York Stock Exchange ("NYSE"), if a NYSE-member broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers Proposal I to be a non-routine matter that affects substantially a shareholder's rights or privileges.  As a result, these shares also will be treated as broker non-votes for purposes of Proposal I (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Treating broker non-votes as votes against Proposal I may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name and Address	Shares	Percentage of the Fund

The following table provides information about Fund shares held by the Trustees and officers of the Fund as of [  ], 2017:

Name and Address*	Shares	Percentage of the Fund
Larry Seruma
Robert Roach
David Friedensohn
Andy Chen

*The address of each Trustee and officer is 116 Village Blvd., Suite 306, Princeton New Jersey 08540.

Shareholders owning more than 25% of the shares of the Fund are considered to "control" the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund may determine the outcome of any proposal submitted to the shareholders for

852039.1

approval.  As a group, the Trustees and officers of the Trust owned approximately [_]% of the outstanding shares of the Fund as of [___ _], 2017.

SHAREHOLDER PROPOSALS AND COMMUNICATION WITH THE BOARD

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust's Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Nile Africa, Frontier and Emerging Fund, Attention: Secretary, 116 Village Blvd., Suite 306, Princeton New Jersey 08540. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies.  The Trust has engaged [Broadridge Financial Solutions, Inc.] ("Broadridge"), a proxy solicitation firm, to assist in the solicitation.  The estimated fees anticipated to be paid to Broadridge are approximately $[__].  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by NCM.  In addition to solicitation by mail, the Trust will request the insurance companies, banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of a Fund of whom they have knowledge, and NCM will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and NCM may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matter properly comes before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

852039.1

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at [  ], or write the Trust at c/o Broadridge Financial Solutions, Inc., [  ].

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [  ], 2017

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at www. [  ].com.

BY ORDER OF THE BOARD OF TRUSTEES

Andy Chen, Treasurer and Secretary

Dated: [  ], 2017

If you have any questions before you vote, please call our proxy information line at [  ].  Representatives are available Monday through Friday, 9:00 a.m. to 10:00 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote.  You may also receive a telephone call reminding you to vote your shares.  Thank you for your participation in this important initiative.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE, FAX YOUR PROXY CARD TO THE NUMBER LISTED ON YOUR PROXY CARD.

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Exhibit A

MANAGEMENT AGREEMENT

To:

Nile Capital Management, LLC ("NCM" or "Adviser")

116 Village Blvd, Suite 306

Princeton, NJ 08540

Dear Sirs:

Nile Capital Investment Trust (the "Trust") herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an open-end management investment company.  The Trust currently offers one series of shares to investors: Nile Africa, Frontier and Emerging Fund (the "Fund").

You have been selected to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth.  Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.  ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to the Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies.  You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish.  You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable.  You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.  You may delegate any of the responsibilities, rights or duties described above to one or more persons, provided you notify the Trust and agree that such delegation does not relieve you from any liability hereunder.

2.  ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders

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of your corporation or limited liability company and will make available, without expense to the Fund, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.  Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Adviser.  The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation or limited liability company will be paid by the Trust.  You will pay all advertising, promotion and other distribution expenses incurred in connection with the Fund's shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.

The Fund will be responsible for the payment of all its operating expenses, including the compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares that such Fund is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"); and all other operating expenses not specifically assumed by you.  The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which such Fund may be a party and indemnification of the Trust's Trustees and officers with respect thereto.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which such Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

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3.  COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee based on the average value of the daily net assets of such Fund and paid at an annual rate as set forth on the Exhibit executed with respect to the Fund and attached hereto.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required.  If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of such Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of such Fund's net assets may lawfully be determined, on that day.  If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of such Fund as last determined (whether during or prior to such month).

4.  EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board of Trustees from time to time.  You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage.  In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.  In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion.  You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer.  The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion.  The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information.

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The Board of Trustees shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

A broker's or dealer's sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of the Fund.  You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) the Fund's portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from the Fund's portfolio transactions through such broker or dealer.  However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of the Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-1(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others.  If any occasion should arise in which you give any advice to your clients concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund.

5.  PROXY VOTING

You will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement

6.  CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

7.  SERVICES NOT EXCLUSIVE/USE OF NAME

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Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Fund.

The Trust and you acknowledge that all rights to the name "Nile Capital" or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its funds' names or in any class names.  In the event you cease to be the adviser to the Fund, the Trust's right to the use of the name "Nile Capital" shall automatically cease on the ninetieth day following the termination of this Agreement.  The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days' written notice by you to the Trust.  Nothing contained herein shall impair or diminish in any respect, your right to use the name "Nile Capital" in the name of, or in connection with, any other business enterprises with which you are or may become associated.  There is no charge to the Trust for the right to use this name.

8.  LIMITATION OF LIABILITY OF MANAGER

You may rely on information reasonably believed by you to be accurate and reliable.  Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

9.  DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement, following approval by shareholders, shall begin on the day of closing of a transaction by Koruma Capital Management, LLC to purchase at least 25% of the interests of Nile Capital Management, LLC and shall continue in effect with respect to the Fund for a period of two years.  This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such

852039.1

continuance is approved at least annually by (a) a majority of the outstanding voting securities of the Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.  If a fund is added pursuant to an Exhibit executed after the date of this Agreement as described above, this Agreement shall become effective with respect to that fund upon execution of the applicable Exhibit and shall continue in effect for a period of two years from the date of commencement of investment operations thereof and from year to year thereafter, subject to approval as described above.

This Agreement may, on sixty (60) days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you.  This Agreement shall automatically terminate in the event of its assignment.

10.  AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of a fund to which the amendment relates.

11.  LIMITATION OF LIABILITY TO TRUST PROPERTY

The term "Nile Capital Investment Trust" means and refers to the Trustees from time to time serving under the Trust's Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended.  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the Fund or respective funds), as provided in the Agreement and Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of the Fund or respective funds) as provided in its Agreement and Declaration of Trust.  A copy of the Agreement and Declaration of Trust is on file with the Securities and Exchange Commission.

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12.  SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

13.  BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all record which you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust's request.  You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

14.  QUESTIONS OF INTERPRETATION

(a)  This Agreement shall be governed by the laws of the State of Ohio.

(b)  For the purpose of this Agreement, the terms "assignment," "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

(c)  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff.  In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

15.  NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Trust is: 116 Village Blvd, Suite 306, Princeton. NJ 08540.

16.   CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records

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or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.  You agree that, consistent with your Code of Ethics, neither you nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund's portfolio holdings.

17.  COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18.  BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

19.  CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

[Remainder of this page intentionally left blank]

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If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

NILE CAPITAL INVESTMENT TRUST

Dated: as of May 19, 2017

By:  /s/ Larry Seruma

 Larry Seruma

 Trustee and President

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

NILE CAPITAL MANAGEMENT, LLC

Dated: as of May 19, 2017

By:  /s/ Larry Seruma

 Larry Seruma

 Managing Principal

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Exhibit A

Dated: May 19, 2017

Fund	Percentage of Average Daily Net Assets
Nile Africa, Frontier and Emerging Fund	1.50%

852039.1

NILE AFRICA, FRONTIER AND EMERGING FUND

a series of Nile Capital Investment Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [___ _], 2017

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Larry Seruma and Andy Chen each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Special Meeting") of NILE AFRICA, FRONTIER AND EMERGING FUND, a series of Nile Capital Investment Trust (the "Trust") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on ___ _, 2017 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE SPECIAL MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free 1-___-___-____. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on ____ _, 2017. The proxy statement for this Special Meeting is available at:

https://www._________.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

A-1

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NILE AFRICA, FRONTIER AND EMERGING FUND             PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

PROPOSAL:

FOR	AGAINST	ABSTAIN

To approve a new management agreement between the Nile Capital Investment Trust, on behalf of the Nile Africa, Frontier and Emerging Fund, and Nile Capital Management, LLC, the Fund's current adviser, with respect to the Nile Africa, Frontier and Emerging Fund.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY CARD

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

Shareholder’s Registration

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